UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2018 (October 5, 2018)

PREVENTION INSURANCE.COM

(Exact name of registrant as specified in its charter)

Delaware	000-32389	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 604, Uptown 1, No.1

Jalan SS21/58, Damansara

Uptown, 47400 Petaling Jaya

Selangor, Malaysia 47400

(Address of Principal Executive Offices) (Zip Code)

+60 3 7611 9238

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 11, 2018, the Company filed a Form 8-K disclosing events under Item 4.01 Changes in Registrant's Certifying Accountant (“Original Filing”). This Amendment No. 1 to Form 8-K amends and supersedes in its entirety the Original Filing. Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Filing and has not been updated to reflect events occurring subsequent to the filing date of the Original Filing.

Item 4.01 Changes in Registrant's Certifying Accountant

On October 5, 2018, Prevention Insurance.com (the “Company”) engaged Pinnacle Accountancy Group of Utah, PLLC (“Pinnacle”) as its independent registered public accountant. On October 9, 2018, the company notified and dismissed Marcum LLP (“Marcum”) as its independent registered accountant. As previously reported, on August 20, 2018, the Company had engaged Marcum as a result of their merger with the Company’s prior auditor GBH CPAs, PC ("GBH"). The decision to change auditors was approved by the Company’s Board of Directors.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) GBH’s reports on the consolidated financial statements of the Company as at and for the fiscal years ended April 30, 2018 and 2017 (i) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern and (ii) did not contain any “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that as set forth in its Form 10-K for each of fiscal years ended April 30, 2018 and 2017, the Company identified material weaknesses in its internal control over financial reporting. Marcum did not issue any reports on the consolidated financial statements of the Company during the period from August 20, 2018 through date of dismissal (October 9, 2018).

(b) During the fiscal years ended April 30, 2018 and 2017 and through October 9, 2018, there were no disagreements with GBH nor Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to GBH' s or Marcum’s satisfaction would have caused it to make reference thereto in connection with GBH’s reports on the financial statements for such years. During the fiscal years ended April 30, 2018 and 2017 and through October 9, 2018, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c) During the fiscal years ended April 30, 2018 and 2017 and through October 5, 2018, the Company did not consult with Pinnacle with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

On October 9, 2018, the Company provided Marcum with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of the letter from Marcum LLP dated October 15, 2018 is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 - Letter from Marcum LLP dated October 15, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREVENTION INSURANCE.COM
(Registrant)

/s/ Chee Chau Ng
Chee Chau Ng
Chief Executive Officer

Date: October 15, 2018

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